UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08211

Dreyfus Institutional Preferred Money Market Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	09/30/2023

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Institutional Preferred Government Plus Money Market Fund

SEMI-ANNUAL REPORT

September 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional Preferred Government Plus Money Market Fund from April 1, 2023 to September 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2023

Institutional Shares
Expenses paid per $1,000†	.00
Ending value (after expenses)	$1,026.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2023

Institutional Shares
Expenses paid per $1,000†	.00
Ending value (after expenses)	$1,025.00
†

Expenses are equal to the fund’s annualized expense ratio of .00% for Institutional Shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2023 (Unaudited)

U.S. Government Agencies Obligations - 12.3%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
10/2/2023, Bonds (3 Month SOFR +0.05%)	5.36	8,000,000	[a]	8,000,000
10/2/2023, Bonds (3 Month SOFR +0.05%)	5.36	54,000,000	[a]	54,000,000
10/2/2023, Bonds (3 Month SOFR +0.05%)	5.36	5,000,000	[a]	5,000,000
Federal Home Loan Banks:
10/2/2023, Bonds (3 Month SOFR +0.07%)	5.38	15,000,000	[a]	15,000,000
10/2/2023, Bonds (3 Month SOFR +0.09%)	5.40	15,000,000	[a]	15,000,000
10/2/2023, Bonds (3 Month SOFR +0.10%)	5.41	25,000,000	[a]	25,000,000
2/9/2024, Notes	5.02	21,000,000	[b]	20,634,728
3/6/2024, Notes	5.35	9,000,000	[b]	8,801,002
Total U.S. Government Agencies Obligations (cost $151,435,730)				151,435,730
U.S. Treasury Floating Rate Notes - 14.1%
10/2/2023, (3 Month U.S. T-BILL -0.08%)	5.33	80,000,000	[a]	79,986,891
10/2/2023, (3 Month U.S. T-BILL +0.04%)	5.44	10,000,000	[a]	10,000,000
10/2/2023, (3 Month U.S. T-BILL +0.04%)	5.44	40,000,000	[a]	39,993,424
10/2/2023, (3 Month U.S. T-BILL +0.14%)	5.54	28,000,000	[a]	27,987,217
10/2/2023, (3 Month U.S. T-BILL +0.20%)	5.60	15,000,000	[a]	15,000,000
Total U.S. Treasury Floating Rate Notes (cost $172,967,532)				172,967,532
Repurchase Agreements - 73.5%
ABN Amro Bank, Tri-Party Agreement thru BNY Mellon, dated 9/29/2023, due at 10/2/2023 in the amount of $200,117,778 (fully collateralized by: U.S. Treasuries (including strips), 0.63%-4.50%, due 1/31/2025-8/15/2046, valued at $204,000,006)	5.30	200,000,000		200,000,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Repurchase Agreements - 73.5% (continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 9/29/2023, due at 10/2/2023 in the amount of $200,117,334 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-7.63%, due 10/5/2023-8/15/2053, valued at $204,089,760)	5.28	200,000,000	200,000,000
Credit Agricole CIB, Tri-Party Agreement thru BNY Mellon, dated 9/29/2023, due at 10/2/2023 in the amount of $205,120,494 (fully collateralized by: U.S. Treasuries (including strips), 0.13%-3.88%, due 1/15/2025-8/15/2033, valued at $209,100,003)	5.29	205,000,000	205,000,000
HSBC Securities USA, Inc., Tri-Party Agreement thru BNY Mellon, dated 9/29/2023, due at 10/2/2023 in the amount of $200,117,556 (fully collateralized by: Federal Farm Credit Bank Agency Debentures and Agency Strips, 1.40%-4.07%, due 5/28/2030-4/4/2042, Federal Home Loan Banks Agency Debentures and Agency Strips, 2.15%-3.27%, due 1/24/2033-2/25/2041, Government National Mortgage Association Agency Mortgage-Backed Securities, 2.50%-7.00%, due 11/20/2042-9/20/2053, valued at $204,000,000)	5.29	200,000,000	200,000,000

Repurchase Agreements - 73.5% (continued)	Annualized Yield (%)	Principal Amount ($)		Value ($)
JP Morgan Securities LLC, (SOFR +0.02%), Tri-Party Agreement thru BNY Mellon, dated 9/29/2023, due at interest rate reset date of 10/2/2023 in the amount of $99,468,710 and maturity date of 10/6/2023 (fully collateralized by: Federal National Mortgage Association Agency Collateralized Mortgage Obligation, 1.50%, due 7/25/2040, Government National Mortgage Association Agency Collateralized Mortgage Obligation, 1.50%-5.00%, due 4/20/2040-3/20/2051, valued at $106,920,000)	5.33	99,000,000	[a]	99,000,000
Total Repurchase Agreements (cost $904,000,000)				904,000,000
Total Investments (cost $1,228,403,262)		99.9%		1,228,403,262
Cash and Receivables (Net)		.1%		785,930
Net Assets		100.0%		1,229,189,192

SOFR—Secured Overnight Financing Rate

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

b Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	73.5
U.S. Treasury Securities	14.1
U.S. Government Agencies Obligations	12.3
99.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $904,000,000) —Note 1(b)	1,228,403,262	1,228,403,262
Interest receivable		3,455,008
Due from BNY Mellon Investment Adviser, Inc.—Note 2(b)		7,628
		1,231,865,898
Liabilities ($):
Cash overdraft due to Custodian		2,653,636
Trustees’ fees and expenses payable		23,070
		2,676,706
Net Assets ($)		1,229,189,192
Composition of Net Assets ($):
Paid-in capital		1,229,218,164
Total distributable earnings (loss)		(28,972)
Net Assets ($)		1,229,189,192

Net Asset Value Per Share	Institutional Shares
Net Assets ($)	1,229,189,192
Shares Outstanding	1,229,224,551
Net Asset Value Per Share ($)	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2023 (Unaudited)

Investment Income ($):
Interest Income	38,449,791
Expenses:
Management fee—Note 2(a)	739,381
Trustees’ fees—Note 2(a,c)	58,425
Shareholder servicing costs—Note 2(b)	47,559
Total Expenses	845,365
Less—reduction in expenses due to undertaking—Note 2(a)	(786,940)
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 2(a)	(58,425)
Net Expenses	-
Net Investment Income, representing net increase in net assets resulting from operations	38,449,791

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	[a]	Year Ended March 31, 2023
Operations ($):
Net investment income	38,449,791		82,732,065
Net realized gain (loss) on investments	-		(27,964)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,449,791		82,704,101
Distributions ($):
Distributions to shareholders:
Institutional Shares	(32,429,962)		(29,558,404)
SL Shares	(6,019,166)		(53,173,661)
Total Distributions	(38,449,128)		(82,732,065)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Institutional Shares	3,526,191,872		6,352,527,550
SL Shares	477,842,724		10,438,204,706
Cost of shares redeemed:
Institutional Shares	(3,132,678,277)		(6,975,528,845)
SL Shares	(1,117,722,588)		(13,390,008,536)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(246,366,269)		(3,574,805,125)
Total Increase (Decrease) in Net Assets	(246,365,606)		(3,574,833,089)
Net Assets ($):
Beginning of Period	1,475,554,798		5,050,387,887
End of Period	1,229,189,192		1,475,554,798

[a]		Effective at the close of business July 6, 2023, SL shares were terminated. Prior to termination SL shares were exchanged for Institutional shares of the fund.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period indicated. All information reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
September 30, 2023		Year Ended March 31,
Institutional Shares	(Unaudited)[a]	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.038	.028	.001	.002	.019	.021
Distributions:
Dividends from net investment income	(.038)	(.028)	(.001)	(.002)	(.019)	(.021)
Dividends from net realized gain on investments	-	-	-	(.000)[b]	-	-
Total Distributions	(.038)	(.028)	(.001)	(.002)	(.019)	(.021)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	2.63[c]	2.83	.07	.18	1.94	2.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.10[d]	.11	.11	.11	.11	.11
Ratio of net expenses to average net assets	.00[d]	.00	.00	.00	.00	.00
Ratio of net investment income to average net assets	4.55[d]	2.59	.07	.17	1.94	2.08
Net Assets, end of period ($ x 1,000)	1,229,189	835,686	1,458,704	1,313,228	1,625,061	1,737,540

a Effective at the close of business July 6, 2023, SL shares wwere terminated. Prior to termination SL shares were exchanged for Institutional shares of the fund.

b Amount represents less than $.001 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Preferred Government Plus Money Market Fund (the “fund”) is the sole series of Dreyfus Institutional Preferred Money Market Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund serves as an investment vehicle for certain other funds managed by BNY Mellon Investment Adviser, Inc. as well as for clients of The Bank of New York Mellon as securities lending agent, and clients of other securities lending agents. At September 30, 2023, all of the fund’s outstanding shares were held by other funds managed by BNY Mellon Investment Adviser, Inc. The fund is managed by Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

Effective September 1, 2023, the Adviser has engaged its affiliate, Dreyfus, to serve as the funds’ sub-investment adviser. Dreyfus is a division of Mellon Investments Corporation (the “Sub-Adviser”), a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon, with its principal office located at One Boston Place, 15th Floor, Boston, MA 02108.

Effective at close of business July 6, 2023, SL shares were terminated. Prior to termination SL shares were exchanged for institutional Shares of the fund.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Institutional. The fund’s Institutional shares are designed for the funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust for the investment of their excess cash. The fund’s Institutional shares are not offered to any other investors. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the Act.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Short-Term Investments	-	1,228,403,262	-	1,228,403,262

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments. Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Repurchase Agreement Counterparty Risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tax expense in the Statement of Operations. During the period ended September 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended March 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $29,635 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2023. These short-term capital losses can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2023 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At September 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .10% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has agreed in its management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, fees pursuant to any Shareholder Services Plan adopted by the fund and certain other expenses, including the fees and expenses of the independent board members and independent counsel to the fund and to the independent board members, and (2) reduce its fees pursuant to the management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the independent board members and independent counsel to the fund and to the independent board members. These provisions in the management agreement may not be amended without the approval of the fund's shareholders. During the period ended September 30, 2023, fees reimbursed by the Adviser amounted to $58,425.

The Adviser had agreed from April 1, 2023 through September 30, 2023 to waive receipt of its management fee pursuant to an undertaking by the Adviser. This fee waiver undertaking is voluntary, not contractual, and may be terminated by the Adviser at any time. In addition, the Adviser has agreed, from April 1, 2023 through close of business July 6, 2023 to waive receipt of its Shareholder Service Plan by .04% of the value of SL shares’ average daily net assets. The reduction in expenses, pursuant to the undertakings, amounted to $786,940 during the period ended September 30, 2023.

Effective September 1, 2023, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays to the Sub-Adviser a monthly fee of 50% of the monthly management fee the Adviser receives from the fund with respect to value of the sub-advised net assets of the fund, net of any fee waivers and/or expense reimbursements made by the Adviser.

(b) Under the Shareholder Services Plan with respect to SL shares, SL shares had reimburse the Distributor at an amount not to exceed an annual rate of .04% of the value of the average daily net assets of its shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may pay BNY Mellon and its affiliates, and other securities lending agents, from the fees it receives under the shareholder services plan for the provision of such services by BNY Mellon or its affiliates, or such other securities lending agents, to their clients who are beneficial owners of SL shares of the fund. During the period ended September 30, 2023, SL shares were charged $46,643 pursuant to the Shareholder Services Plan. Effective at close of business July 6, 2023, Shareholder Servcie Plan was termianted.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $105,893, which are offset against an expense reimbursement currently in effect in the amount of $113,521.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Subsequent Event:

On July 12, 2023, the SEC adopted amendments to rules that govern money market funds. The amendments include a mandatory liquidity fee for institutional prime and institutional tax-exempt money market funds, which will apply when a fund experiences daily net redemptions that exceed 5% of net assets. The amendments maintain a fund board’s ability to impose liquidity fees (not to exceed 2% of the value of the shares redeemed) on a discretionary basis for non-government money market funds. The amendments also substantially increase the required minimum levels of daily and weekly liquid assets for all money market funds from 10% and 30%, to 25% and 50%, respectively. Further, the amendments remove a money market fund’s ability to impose temporary “gates” to suspend redemptions in order to prevent dilution and remove the link between a money market fund’s liquidity level and its imposition of liquidity fees. The amendments became effective October 2, 2023 with tiered compliance dates. The removal of the link between liquidity levels and the imposition of liquidity fees, as well as the removal of a money market fund’s ability to impose redemption gates, became effective on October 2, 2023. On April 2, 2024, money market funds will be required to comply with the increased daily and weekly liquid asset minimums, and non-government money market funds will be permitted to impose discretionary liquidity fees. On October 2, 2024, money market fund will be required to comply with the new mandatory liquidity fee framework.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE FUND'S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on May 8, 2023 (the “May Meeting”), the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (“Independent Trustees”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Institutional shares with the performance of a group of institutional U.S. government money market funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all institutional U.S. government money market funds (the “Performance Universe”), all for various periods ended March 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional U.S. government money market funds, excluding

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE FUND'S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Performance Group and Performance Universe comparisons were provided based on both “gross” (i.e., without including fees and expenses) and “net” (i.e., including fees and expenses) total returns. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s gross total return performance was above or at the Performance Group and the Performance Universe medians for all periods, except for the ten-year period when the fund’s gross total return performance was slightly below the Performance Universe median. The Board also considered that the fund’s net total return performance was above the Performance Group and the Performance Universe medians for all periods, and was ranked in the first quartile of the Performance Group and the Performance Universe for all periods.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee (which was zero) was lower than the Expense Group median and the Expense Universe median actual management fee, and the fund’s total expenses (which were zero) were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that, for the past fiscal year, the management fee and total expenses were zero pursuant to a contractual undertaking of the Adviser to reduce its fees pursuant to the Agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the Independent Trustees and independent counsel to the fund and to the Independent Trustees (which amount was approximately .01% for the past fiscal year), and a voluntary undertaking of the Adviser to reduce the direct expenses of the fund by .10%. The contractual undertaking may not be amended without the approval of the fund’s shareholders, and the voluntary undertaking may be terminated by the Adviser at any time.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE FUND'S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

**************************

Additionally, at the May Meeting, the Board appointed Mellon Investments Corporation (“Mellon”), through its Dreyfus division (“Dreyfus” or the “Sub-Adviser”), as the fund’s sub-investment adviser and approved a new sub-investment advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Dreyfus, a division of Mellon, whereby Mellon, through its Dreyfus division, will serve as the fund’s sub-investment adviser and provide day-to-day management of the fund’s investments, effective on or about September 1, 2023 (the “Effective Date”). The Board noted that the portfolio managers who are responsible for managing the investments of the fund are dual employees of the Adviser and Mellon, through the Dreyfus division, and currently manage the fund in their capacity as employees of the Adviser. The Board further noted that the dual employee arrangement between the Adviser and Mellon would be terminated as of the Effective Date, and the portfolio managers would no longer be employees of the Adviser. Accordingly, as of the Effective Date, the portfolio managers will manage the fund’s investments as employees of Mellon, through its Dreyfus division, pursuant to the Sub-Advisory Agreement. Mellon is an affiliate of the Adviser. In addition, at the May Meeting the Board approved an amendment to the fund’s current management agreement (the “Current Management Agreement”) between the Adviser and the fund to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of Mellon, through its Dreyfus division, as sub-adviser to the fund (the “Amended Management Agreement” and, together with the Sub-Advisory Agreement, the “Agreements”), to be effective on the Effective Date.

At the May Meeting, the Adviser recommended the approval of the Agreements based on the following considerations, among others: (i) approval of the Agreements would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Mellon, through its Dreyfus division; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay the Sub-Adviser for its sub-investment advisory services. The Adviser also confirmed that the appointment of Mellon, through its Dreyfus division, as the fund’s sub-investment adviser and the adoption of the Sub-Advisory Agreement would not require the approval of the fund’s shareholders under the 1940 Act or the Investment Advisers Act of 1940, as amended. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered during the May Meeting in connection with the annual contract renewal process (the “15(c) Process”), at which the Board re-approved the Current Management Agreement for the ensuing year, other than information about the appointment of Mellon, through its Dreyfus division, as the fund’s sub-adviser.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE FUND'S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the May Meeting, the Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Mellon. Since the Board had renewed the Current Management Agreement as part of the 15(c) Process, and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations during the 15(c) Process portion of the May Meeting. In considering approval of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In determining whether to approve the Agreements, the Board considered the materials presented during the May Meeting, and other information, which included: (i) a copy of the Sub-Advisory Agreement; (ii) information regarding the nature, extent and quality of the services Mellon, through its Dreyfus division, would provide to the fund; (iii) information regarding Mellon’s and the Dreyfus division’s reputation, investment management business, personnel, and operations; (iv) information regarding the level of the sub-investment advisory fee to be charged by Mellon, through its Dreyfus division; (v) information regarding Mellon’s compliance program; and (vi) Mellon’s Form ADV. The Board also considered the substance of discussions with representatives of the Adviser in connection with the 15(c) Process and additional discussions as part of the May Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by the Sub-Adviser to the fund under the Sub-Advisory Agreement, the Board considered: (i) the Sub-Adviser’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by the Sub-Adviser after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser under the Sub-Advisory Agreement, as well as the Sub-Adviser’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel, and the Adviser’s representation that there will be no reduction in the nature, extent or quality of services provided to the fund as a result of the proposed changes to the fund’s investment advisory arrangements.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio as part of the 15(c) Process of the May Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by the Sub-Adviser under the Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund. The Board considered the fee payable to the Sub-Adviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board recognized that, because the Sub-Adviser’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including the Sub-Adviser, during the 15(c) Process portion of the May Meeting. The Board concluded that the proposed fee payable to the Sub-Adviser by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and the Sub-Adviser under the Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to the Sub-Adviser would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done during the 15(c) Process portion of the May Meeting. At that time, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE FUND'S SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

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For More Information

Dreyfus Institutional Preferred Government Plus Money Market Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
One Boston Place, 15th Floor

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387

© 2023 BNY Mellon Securities Corporation 0286SA0923

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Institutional Preferred Money Market Funds

By: /s/ David J. DiPetrillo

      David J. DiPetrillo

      President (Principal Executive Officer)

Date: November 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

       David J. DiPetrillo

       President (Principal Executive Officer)

Date: November 20, 2023

By: /s/ James Windels

       James Windels

       Treasurer (Principal Financial Officer)

Date: November 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)